Exhibit 10.38
FIRST AMENDMENT TO
LINE LETTER
This FIRST AMENDMENT TO LINE LETTER, dated as of July 26, 2007, is between RZB FINANCE LLC (“RZB”) and Penn Octane Corporation (the “Borrower”).
W I T N E S S E T H:
WHEREAS, RZB and the Borrower are parties to an Amended and Restated Line Letter dated as of September 15, 2004 (as amended, the “Line Letter”; capitalized terms used herein having the meanings ascribed thereto in the Line Letter unless otherwise defined herein);
WHEREAS, the Borrower and RZB desire to amend the Line Letter in several respects;
NOW, THEREFORE, the parties hereto hereby agree as follows:
Section 1. Amendments.
The Line Letter is hereby amended, effective on the Effective Date referred to in Section 2 hereof, as follows:
(a) The following clause is added at the end of the first sentence of Section 1(a) of the Line Letter after the words “at any one time outstanding”:
“provided that such amount shall be reduced by the outstanding principal amount from time to time of the loan made by RZB to Rio Vista Energy Partners L.P. on or about July 26, 2007 in the original principal amount of $5,000,000 (the “RV Loan”). Accordingly, upon RZB making the RV Loan, the amount of the Credit Facility will be reduced to Ten Million Dollars ($10,000,000) but such amount shall, subject to RZB’s discretion as described below, be increased dollar for dollar by the principal amount of repayments of the RV Loan, provided such increase shall occur only if such repayments shall be made when no event of default under the agreements relating to the RV Loan shall have occurred and no demand for payment of the RV Loan shall have been made.”
Section 2. Effectiveness of Amendment.
This First Amendment shall become effective on the date (the “Effective Date”) on which RZB shall have received (a) this First Amendment duly executed by all parties hereto and (b) such corporate authorization documents of the Borrower as RZB shall request.

Section 3. Effect of Amendment; Ratification; Representations; etc.
(a) On and after the date hereof, when counterparts of this First Amendment shall have been executed by all parties hereto, this First Amendment shall be a part of the Line Letter, all references to the Line Letter in the Line Letter and the other Loan Documents shall be deemed to refer to the Line Letter as amended by this First Amendment, and the term “this Agreement”, and the words “hereof”, “herein”, “hereunder” and words of similar import, as used in the Line Letter, shall mean the Line Letter as amended hereby.
(b) Except as expressly set forth herein, this First Amendment shall not constitute an amendment, waiver or consent with respect to any provision of the Line Letter, as amended hereby, and the Line Letter, as amended hereby, is hereby ratified, approved and confirmed in all respects.
(c) In order to induce RZB to enter into this First Amendment, the Borrower represents and warrants to RZB that before and after giving effect to the execution and delivery of this First Amendment:
(i)	the representations and warranties of the Borrower set forth in the Line Letter and in the other Loan Documents are true and correct, and

(ii)	no Event of Default or event or condition that, with the giving of notice or passage of time or both, would constitute an Event of Default has occurred and is continuing.
Section 4. New York Law.
This First Amendment shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed in said State.
Section 5. Severability.
If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible, and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

Section 6. Counterparts.
This First Amendment may be executed by the parties hereto individually or in any combination, in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same amendment. Signatures of the parties may appear on separate counterparts.
IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.

PENN OCTANE CORPORATION		RZB FINANCE LLC

By:	/s/ Ian Bothwell	By:	/s/ Pearl Geffers

	Name: Ian Bothwell		Name: Pearl Geffers
	Title: Acting Chief Executive Officer		Title: First Vice President

		By:	/s/ Nancy Remini

Name: Nancy Remini
Title: Vice President